Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 30, 2019 (this “Amendment”), is by and among CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and SunTrust Bank, in its capacities as Administrative Agent, Swingline Lender and Issuing Bank.

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August 1, 2017 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 30, 2018, that certain Second Amendment to Amended and Restated Credit Agreement dated as of March 29, 2019 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders make certain modifications to the Credit Agreement; and

WHEREAS, the Lenders (by act of Required Lenders) have agreed to provide such requested amendments, subject to the terms and conditions herein.

AGREEMENT

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.            Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein.

2.            Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

3.            Optional Reduction of Aggregate Revolving Commitments. Pursuant to Section 2.8 of the Credit Agreement (other than the requirement for three Business Days’ prior written notice, which is waived below), the Borrower hereby reduces the Aggregate Revolving Commitments from SEVENTY-FIVE MILLION DOLLARS ($75,000,000) to SIXTY-FIVE MILLION DOLLARS ($65,000,000), which partial reduction shall apply to reduce proportionately and permanently the Revolving Commitment of each Revolving Lender. The Lenders (by act of the Required Lenders), hereby waive the notice requirements for such optional reduction by the company of the Aggregate Revolving Commitments. The Revolving Commitment of each Revolving Lender after giving effect to this optional reduction by the Borrower is as reflected on Schedule I attached hereto.

4.            Amendments.

(a)            Section 1.1 of the Credit Agreement is amended to include the following new definition in appropriate alphabetical order:

“Third Amendment Effective Date” shall mean September 30, 2019.

(b)            The definition of “Aggregate Revolving Commitments” in Section 1.1 of the Credit Agreement is amended and restated to read as follows:

“Aggregate Revolving Commitments” shall mean the Revolving Commitments of all of the Lenders at any time outstanding. On the Third Amendment Effective Date, the Aggregate Revolving Commitments is Sixty-Five Million Dollars ($65,000,000).

(c)            The definition of “Base Rate” in Section 1.1 of the Credit Agreement is amended to add the following sentence at the end thereof:

The term “Base Rate” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bears interest based on the Base Rate.

(d)            The definition of “LC Commitment” in Section 1.1 of the Credit Agreement is amended and restated to read as follows:

“LC Commitment” shall mean that portion of the Aggregate Revolving Commitments that may be used by the Borrower for the issuance of Letters of Credit in an aggregate face amount not to exceed Twenty-Five Million Dollars ($25,000,000).

(e)            Section 2.8 of the Credit Agreement is amended by adding a new clause (c) immediately following clause (b) thereof to read as follows:

(c)            The Aggregate Revolving Commitments shall be automatically reduced to (i) $55,000,000 on October 31, 2019, (ii) $45,000,000 on November 30, 2019 and (iii) $35,000,000 on December 31, 2019, with each such partial reduction in the Aggregate Revolving Commitments applying to reduce proportionately and permanently the Revolving Commitment of each Revolving Lender (and Schedule I shall be deemed to have been automatically amended and restated to give effect to each such partial reduction contemporaneously with the effectiveness thereof).

(f)            Section 2.9 of the Credit Agreement is amended by adding a new clause (d) immediately following clause (c) thereof to read as follows:

(d)            If at any time the Revolving Credit Exposure of all Lenders exceeds the Aggregate Revolving Commitments, then the Borrower shall immediately repay Swingline Loans and Revolving Loans in an amount equal to such excess, together with all accrued and unpaid interest on such excess amount and any amounts due under Section 2.19, with any such repayment being applied first to Swingline Loans to the full extent thereof, second to Base Rate Loans and LIBOR Index Rate Loans to the full extent thereof, and finally to Eurodollar Loans to the full extent thereof.

(g)            Section 6.1 of the Credit Agreement is amended by replacing the text “4.25:1.00” in clause (d) thereof with “4.60:1.00”.

(h)            Section 6.2 of the Credit Agreement is amended and restated to read as follows:

Section 6.2                          Consolidated Fixed Charge Coverage Ratio. Permit a Consolidated Fixed Charge Coverage Ratio as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending September 30, 2017, to be less than 1.50:1.00; provided, that notwithstanding the foregoing, for the Fiscal Quarter ending September 30, 2019 the Loan Parties shall not permit the Consolidated Fixed Charge Coverage Ratio to be less than 1.10:1.00.
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(i)            Schedule I (Commitment Amounts) to the Credit Agreement is hereby amended in its entirety to read as Schedule I (Commitment Amounts) attached hereto.

5.            Amendment Fee. In consideration of the agreements of the Lenders (by act of Required Lenders) set forth herein, an amendment fee (the “Amendment Fee”) of 0.40% of the sum of (a) the aggregate amount of the Lenders’ Revolving Commitments as of the Effective Date (such amount being determined immediately after giving effect to the reduction of the Aggregate Revolving Commitments contemplated hereby), plus (b) the outstanding principal amount of the Lenders’ Term Loans as of the Effective Date, in each case, held by the Consenting Lenders (as defined below), for the account of each Lender that executes and delivers to the Administrative Agent (or its counsel) a signature page to this Amendment so that it is actually received (whether as an original or as an electronic transmission in accordance with Section 9(e) below) by the Administrative Agent (or its counsel) no later than 5:00 pm Eastern Time on September 27, 2019 (such Lenders, the “Consenting Lenders”), shall be (i) fully-earned as of the Effective Date (as defined below), (ii) not applied to reduce the Obligations and (iii) due and payable by the Borrower in cash in four equal installments of twenty five percent (25%) of the Amendment Fee with such installments due on each of the Effective Date (such installment, the “Effective Date Installment Payment”), October 31, 2019, November 30, 2019 and December 31, 2019; provided, that (A) any unpaid amount of the Amendment Fee shall become automatically due and payable upon acceleration of the Obligations and (B) so long as no Default or Event of Default has occurred and is continuing after the Effective Date, any portion of the Amendment Fee that is not yet due and payable shall be cancelled and waived upon payment in full in cash of all Obligations (other than contingent indemnification obligations for which no demand has been made in writing, and Cash Collateralized reimbursement obligations). Any portion of the Amendment Fee paid to the Administrative Agent, for the benefit of the Consenting Lenders, shall be non-refundable as of the date of such payment.

6.            Effectiveness; Conditions Precedent. This Amendment shall be effective on the date (the “Effective Date”) that each of the following conditions have been satisfied or waived by the Administrative Agent, in each case as determined by the Administrative Agent in its sole discretion:

(a)            The Administrative Agent shall have received a counterpart of this Amendment signed by the Administrative Agent, the Required Lenders, the Borrower and each Guarantor.

(b)            The Administrative Agent shall have received the Effective Date Installment Payment.

(c)            The Administrative Agent shall have received all other fees and other amounts due and payable on or prior to the Effective Date (by provision of a summary invoice to the Borrower before the Effective Date), including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement with the Administrative Agent.

7.            Release. In consideration of the agreements of the Lenders (by act of Required Lenders) set forth herein, each Loan Party hereby releases and forever discharges the Administrative Agent, the Lenders (including, for the avoidance of doubt, the Swingline Lender), each Issuing Bank and the Administrative Agent’s, the Lenders’ (including, for the avoidance of doubt, the Swingline Lender) and each Issuing Bank’s respective predecessors, successors, assigns and Related Parties (collectively, the “Lender Group”) from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with any of the Loan Documents through the Effective Date, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Loan Party may have or claim to have against any member of the Lender Group.
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8.            No Action, Claims. Each Loan Party represents, warrants, acknowledges and confirms that, as of the date hereof, it has no knowledge of any action, cause of action, claim, demand, damage or liability of whatever kind or nature, in law or in equity, against any member of the Lender Group arising from any action by such Person, or failure of such Person to act, under or in connection with any of the Loan Documents.

9.            Miscellaneous.

(a)            This Amendment shall be deemed to be, and is, a Loan Document.

(b)            Effective as of the Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.

(c)            Each of the Loan Parties (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents, agreements and instruments executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith (except to the extent such obligations are modified pursuant to this Amendment), (iii) affirms all of its obligations under the Loan Documents (as amended by this Amendment), (iv) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents and (v) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting.

(d)            Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(i)            such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(ii)            this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(iii)            no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment;
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(iv)            all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) as of such earlier date; and

(v)            the parties executing this Agreement as Guarantors include each Subsidiary of any Loan Party that is required by the Credit Agreement to become a Guarantor as of the Effective Date.

(e)            This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by any other electronic imaging means (including pdf), shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)            This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be construed in accordance with and be governed by the Law of the State of New York.

10.            No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

11.            Fees and Expenses. The Borrower agrees to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	CROSS COUNTRY HEALTHCARE, INC.,
a Delaware corporation

By: /s/ William Burns
Name: William Burns
Title: Executive Vice President and CFO

GUARANTORS:	CEJKA SEARCH, INC.,
a Delaware corporation

By: /s/ William Burns
Name: William Burns
Title: Vice President

CROSS COUNTRY STAFFING, INC.,
a Delaware corporation

By: /s/ William Burns
Name: William Burns
Title: Vice President

CROSS COUNTRY SUPPORT SERVICES, LLC,
a Delaware limited liability company

By: /s/ William Burns
Name: William Burns
Title: Vice President

MDA HOLDINGS, INC.,
a Delaware corporation

By: /s/ William Burns
Name: William Burns
Title: Vice President

ASSIGNMENT AMERICA, LLC,
a Delaware limited liability company

By: /s/ William Burns
Name: William Burns
Title: Vice President

TRAVEL STAFF, LLC,
a Delaware limited liability company

By: /s/ William Burns
Name: William Burns
Title: Vice President

LOCAL STAFF, LLC,
a Delaware limited liability company

By: /s/ William Burns
Name: William Burns
Title: Vice President

MEDICAL DOCTOR ASSOCIATES, LLC,
a Delaware limited liability company

By: /s/ William Burns
Name: William Burns
Title: Vice President

CREDENT VERIFICATION AND LICENSING
SERVICES, LLC,
a Delaware limited liability company

By: /s/ William Burns
Name: William Burns
Title: Vice President

OWS, LLC,
a Delaware limited liability company

By: /s/ William Burns
Name: William Burns
Title: Vice President

NEW MEDISCAN II, LLC,
a California limited liability company

By: /s/ William Burns
Name: William Burns
Title: Vice President

MEDISCAN NURSING STAFFING, LLC,
a California limited liability company

By: /s/ William Burns
Name: William Burns
Title: Vice President

MEDISCAN DIAGNOSTIC SERVICES, LLC,
a California limited liability company

By: /s/ William Burns
Name: William Burns
Title: Vice President

ADVANTAGE RN, LLC,
a Delaware limited liability company
(f/k/a ARNC HOLDCO, LLC)

By: /s/ William Burns
Name: William Burns
Title: Vice President

ADVANTAGE ON CALL, LLC,
a Delaware limited liability company
(f/k/a CAOC, LLC)

By: /s/ William Burns
Name: William Burns
Title: Vice President

ADVANTAGE LOCUMS, LLC,
a Delaware limited liability company
(f/k/a LTU, LLC)

By: /s/ William Burns
Name: William Burns
Title: Vice President

ADVANTAGE RN LOCAL STAFFING, LLC,
a Delaware limited liability company
(f/k/a CARNLS, LLC)

By: /s/ William Burns
Name: William Burns
Title: Vice President

ARNCP, LLC,
a Delaware limited liability company

By: /s/ William Burns
Name: William Burns
Title: Vice President

AMERICAN PERSONNEL, INC.,
a Massachusetts corporation

By: /s/ William Burns
Name: William Burns
Title: Vice President

ADMINISTRATIVE	SUNTRUST BANK,
AGENT:	as Administrative Agent, as an Issuing Bank and as
Swingline Lender

By: /s/ Juan De Jesus-Caballero
Name: Juan De Jesus-Caballero
Title: Senior Vice President

LENDERS:	SUNTRUST BANK,
as a Lender

By: /s/ Juan De Jesus-Caballero
Name: Juan De Jesus-Caballero
Title: Senior Vice President

BMO HARRIS BANK N.A.,
as a Lender

By: /s/ Jason Deegan
Name: Jason Deegan
Title: Director

BANK UNITED, N.A.,
as a Lender

By: /s/ John Winn
Name: John Winn
Title: SVP

FIFTH THIRD BANK,
as a Lender

By: /s/ Ellie Robertson
Name: Ellie Robertson
Title: Officer

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ G. Christopher Miller
Name: G. Christopher Miller
Title: Senior Vice President

CADENCE BANK,
as a Lender

By: /s/ Will Donnelly
Name: Will Donnelly
Title: Portfolio Manager

CAPITAL BANK-a division of FIRST TENNESSEE
BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Dilian Schulz
Name: Dilian Schulz
Title: Senior Vice President

SCHEDULE I

Commitment Amounts

Lenders	Revolving Commitment as of the Third Amendment Effective Date	Pro Rata Share of Revolving Commitment	Term Loan A Commitment as of the Effective Date [1]	Pro Rata Share of Term Loan A Commitment
SunTrust Bank	$12,848,837.22	19.767441870%	$19,767,441.85	19.767441850%
BMO Harris Bank N.A.	$11,337,209.30	17.441860461%	$17,441,860.47	17.441860470%
Bank United, N.A.	$10,581,395.35	16.279069765%	$16,279,069.77	16.279069770%
Fifth Third Bank	$10,581,395.35	16.279069765%	$16,279,069.77	16.279069770%
Bank of America, N.A.	$10,581,395.35	16.279069765%	$16,279,069.77	16.279069770%
Cadence Bank	$6,046,511.63	9.302325583%	$9,302,325.58	9.302325580%
Capital Bank	$3,023,255.81	4.651162791%	$4,651,162.79	4.651162790%
Total:	$65,000,000.00	100.000000000%	$100,000,000.00	100.000000000%

1 Pursuant to Section 2.8(a) of the Credit Agreement, the Term Loan A Commitments terminated upon the making of the Term Loan A pursuant to Section 2.5 of the Credit Agreement on or about the Effective Date.